Legal proceedings	12 Months Ended
Dec. 31, 2021
Legal proceedings provision [abstract]
Legal proceedings

31. Legal proceedings

The Company is, in the course of its business, subject to lawsuits and other claims. On April 15, 2019, the Company announced its intention to enter into a series of related arrangements to restructure its outstanding indebtedness, reduce its interest and certain other payment obligations, and raise sufficient cash to build a robust balance-sheet for the next phase of its development (collectively, the “Refinancing Transactions”).

On March 2, 2021, Liminal was served with an action instituted by multiple individual shareholder plaintiffs (the “Plaintiffs”) against Liminal, SALP, Thomvest, Consonance Capital Management LP (“Consonance”), as well as the directors (the “Directors”) that were on the Company’s Board on March 31, 2019 or on April 15, 2019 and certain officers of the Company (the “D&Os”, together with Liminal, SALP, Thomvest and Consonance, the “Defendants”). Such action was publicly disclosed on March 24, 2021. On November 2, 2021, Liminal received service of an amended proceeding.

The Plaintiffs’s request in damages has gone from almost $700 million initially to almost $950 million in damages, approximately $905 million of which is based on the loss of future value of the Company’s shares.

The Company believes that the Plaintiffs’ claims are completely without merit and intends to vigorously defend itself. Defense and settlement costs associated with such lawsuits and claims can be substantial, even when these lawsuits and claims have no merit. Due to the inherent uncertainty of the litigation process, the resolution of any particular legal proceeding could have an adverse effect on the Company’s operating results or financial performance. No provisions have been recorded in the interim financial statements in regards to these claims.